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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): January 22, 2004

                       MEDICIS PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-18443                 52-1574808
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)


8125 North Hayden Road
Scottsdale, Arizona                                                   85258-2463
(Address of Principal                                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:               (602) 808-8800



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Copy of press release, dated January 22, 2004, issued by Medicis Pharmaceutical Corporation

Item 12.      Results of Operations and Financial Condition
              On January 22, 2004, Medicis Pharmaceutical Corporation (the "Company") issued a press release regarding its second quarter fiscal 2004 financial results. A copy of the Company's press release is attached hereto as
Exhibit 99.1.
              In accordance with general instruction B.6 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MEDICIS PHARMACEUTICAL
                                              CORPORATION
                                              (Registrant)


Date:  January 23, 2004                       /s/ Mark A. Prygocki, Sr.
                                              -------------------------------
                                              Name:    Mark A. Prygocki, Sr.
                                              Title:   Executive Vice President,
                                                       Chief Financial Officer,
                                                       Corporate Secretary and
                                                       Treasurer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
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99.1         Copy of press release, dated January 22, 2004, issued by Medicis
             Pharmaceutical Corporation.